                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 15, 1998
                                                       -------------------

                         YAMAHA MOTOR RECEIVABLES CORPORATION
                -----------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                    (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


          DELAWARE                 33-72806, 33-94784            33-0592719
          --------                 ------------------            ----------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE           (I.R.S. EMPLOYER
     OF INCORPORATION)                  NUMBERS)             IDENTIFICATION NO.)





                                6555 KATELLA AVENUE
                                 CYPRESS, CA  90630
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                       ----------------------------------------

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500



                                    Page 1 of  4
                          Exhibit Index appears on Page 4


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Item 5.   OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the APRIL 15, 1998 Distribution Date for the Collection Period ending MARCH 31, 1998. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.


                                          2
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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        YAMAHA MOTOR RECEIVABLES CORPORATION
                       -------------------------------------
                                    (Registrant)


Dated:  April 15, 1998                            By:  RUSSELL JURA
                                                       --------------
                                                  Name:  Russell Jura
                                                  Title: Assistant Secretary

                                          3
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                                 INDEX TO EXHIBITS



       EXHIBIT                                                METHOD OF
        NUMBER                      EXHIBIT                    FILING
       --------                     -------                   ---------
            5.1            Monthly Servicer's                Filed Herewith
                           Certificate with respect to
                           the APRIL 15, 1998
                           Distribution Date for the
                           Collection Period ending
                           MARCH 31, 1998.


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